Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 12,774.6		$ 12,480.5
Fair value of plan assets	(3,923.9)		(3,929.1)
Net defined benefit liability	$ 8,850.7	$ 298.6	$ 8,551.4